      Form of Amended Schedules A, B and C to the Distribution Agreement

                                                                       (e)(i)(A)

Dated:  December 1, 1995

Last Amended: April 4, 2001

                                    FORM OF
                                  SCHEDULE A
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP

Name of Fund
------------
Fifth Third Government Money Market Fund          Fifth Third Strategic Income Fund
Fifth Third Prime Money Market Fund               Fifth Third Multicap Fund
Fifth Third Tax Exempt Money Market Fund          Fifth Third Worldwide Fund
Fifth Third Quality Growth Fund                   Fifth Third Microcap Fund
Fifth Third Equity Income Fund                    Fifth Third Institutional Government Money Market Fund
Fifth Third Pinnacle Fund                         Fifth Third Institutional Money Market Fund
Fifth Third Balanced Fund                         Fifth Third Michigan Municipal Money Market Fund
Fifth Third Mid Cap Fund                          Fifth Third International GDP Fund
Fifth Third International Equity Fund             Fifth Third Small Cap Growth Fund
Fifth Third Technology Fund                       Fifth Third Large Cap Growth Fund
Fifth Third Intermediate Bond Fund                Fifth Third Equity Index Fund
Fifth Third Long Term Bond Fund                   Fifth Third Large Cap Value Fund
Fifth Third U.S. Government Securities Fund       Fifth Third Short Term Bond Fund
Fifth Third Intermediate Municipal Bond Fund      Fifth Third Michigan Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund               Fifth Third Municipal Bond Fund
Fifth Third U.S. Treasury Money Market Fund       Fifth Third Ohio Tax Exempt Money Market Fund


                                                  FIFTH THIRD FUNDS

                                                  By: _________________
                                                  Title: Vice President


                                                  BISYS FUND SERVICES LIMITED
                                                  PARTNERSHIP

                                                  By:  BISYS Fund Services, Inc.

                                                       General Partner

                                             By: ____________________________
                                             Title: Executive Vice President

Dated: December 1, 1995

Last Amended: April 4, 2001

                                    FORM OF
                                  SCHEDULE B
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP


Name of Fund and Class Share

Investment A Shares

Fifth Third Government Money Market Fund          Fifth Third Microcap Fund
Fifth Third Prime Money Market Fund               Fifth Third Michigan Money Market Fund
Fifth Third Tax Exempt Money Market Fund          Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                   Fifth Third Small Cap Growth Fund
Fifth Third Equity Income Fund                    Fifth Third Large Cap Growth Fund
Fifth Third Pinnacle Fund                         Fifth Third Equity Index Fund
Fifth Third Balanced Fund                         Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                          Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund             Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund

Investment B Shares

Fifth Third Prime Money Market Fund               Fifth Third Large Cap Growth Fund
Fifth Third Quality Growth Fund                   Fifth Third Equity Index Fund
Fifth Third Equity Income Fund                    Fifth Third Large Cap Value Fund
Fifth Third Pinnacle Fund                         Fifth Third Short Term Bond Fund
Fifth Third Balanced Fund                         Fifth Third Michigan Municipal Bond Fund
Fifth Third Mid Cap Fund                          Fifth Third Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Technology Fund

Fifth Third Intermediate Bond Fund
Fifth Third Long Term Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund
Fifth Third Microcap Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund

Investment C Shares

Fifth Third Quality Growth Fund                   Fifth Third Large Cap Growth Fund
Fifth Third Equity Income Fund                    Fifth Third Equity Index Fund
Fifth Third Pinnacle Fund                         Fifth Third Large Cap Value Fund
Fifth Third Balanced Fund                         Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Fund                          Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund             Fifth Third Municipal Bond Fund
Fifth Third Technology Fund
Fifth Third Intermediate Bond Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund
Fifth Third Microcap Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund

Advisor Shares
--------------

Fifth Third Intermediate Bond Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Strategic Income Fund
Fifth Third Multicap Fund
Fifth Third Worldwide Fund
Fifth Third Microcap Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund
Fifth Third Large Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Value Fund
Fifth Third Short Term Bond Fund

Fifth Third Michigan Municipal Bond Fund
Fifth Third Municipal Bond Fund

Service Shares
--------------

Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund



                                             FIFTH THIRD FUNDS

                                             By:_______________________
                                             Title: Vice President


                                             BISYS FUND SERVICES LIMITED
                                             PARTNERSHIP

                                             By:  BISYS Fund Services, Inc.
                                                  General Partner

                                             By:_____________________________
                                             Title: Executive Vice President

Dated: December 1, 1995
Amended: April 4, 2001

                                    FORM OF
                                  SCHEDULE C
                                    TO THE
                            DISTRIBUTION AGREEMENT
                         BETWEEN FIFTH THIRD FUNDS AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP

     Name of Fund
     ------------
Fifth Third Government Money Market Fund          Fifth Third Microcap Fund
Fifth Third Prime Money Market Fund               Fifth Third Michigan Municipal Money Market Fund
Fifth Third Tax Exempt Money Market Fund          Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                   Fifth Third Small Cap Growth Fund
Fifth Third Equity Income Fund                    Fifth Third Large Cap Growth Fund
Fifth Third Pinnacle Fund                         Fifth Third Equity Index Fund
Fifth Third Balanced Fund                         Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                          Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund             Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund


                                             FIFTH THIRD FUNDS

                                             By:_____________________
                                             Title: Vice President


                                             BISYS FUND SERVICES LIMITED
                                             PARTNERSHIP

                                             By:  BISYS Fund Services, Inc.
                                                  General Partner

                                             By:  ___________________________
                                             Title: Executive Vice President